Exhibit 13.1 Annual Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of HSBC Bank plc (the “Company”), does hereby certify, to such officer’s knowledge, that: The Annual Report on Form 20-F for the year ended December 31, 2023 of the Company fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934 and information contained in the Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company. Dated: February 22, 2024 /s/ Colin Bell Colin Bell, Chief Executive Officer Dated: February 22, 2024 /s/ Kavita Mahtani Kavita Mahtani, Chief Financial Officer, HSBC Bank plc and Western Markets